A&B DEFERRED COMPENSATION PLAN
                              FOR OUTSIDE DIRECTORS
             (Amended and Restated Effective as of January 1, 2005)


        Alexander & Baldwin, Inc. ("A&B") hereby provides Directors of A&B who are not A&B employees ("Outside Directors") the opportunity to defer payment of retainer and meeting fees in accordance with the following:

        1. Amount Which May Be Deferred. An Outside Director may elect to defer
           ----------------------------
all or a portion of his/her fees in accordance with the options set forth on the deferral election form shown as Attachment 1.

        2. Period of Deferral. All deferrals shall be until retirement or until
           ------------------
other termination as a Director of A&B. Once specified, the date(s) for payment of deferred fees may not be changed.

        3. Election to Defer. Election to defer may be made within 30 days
           -----------------
following the date an individual first becomes an Outside Director of A&B or thereafter in December of each year. In December of each year, the Human Relations Department will send to each Outside Director a deferral election form as shown by Attachment 1. Elections to defer will remain in effect from one calendar year to the next until terminated or modified. For an election to be effective for any calendar year, the form must be executed by the Outside Director, returned to A&B, and accepted and approved by the Human Relations Department before the beginning of the calendar year for which the election is to be effective. An election to defer may be terminated at any time by written notice to the A&B Human Relations Department.

        4. Payout of Deferred Fees. Except as provided otherwise in this
           -----------------------
paragraph, deferred fees will be paid to Outside Directors in accordance with the schedule of payments specified in the deferral election form. Payments will be made on or about January 15 of the year in which payments are scheduled. Notwithstanding the foregoing, upon the occurrence of a Change in Control, as defined hereafter, the Plan shall automatically terminate, and the present value of the benefit to which each Participant is entitled shall be paid to the Participant in a single lump sum within thirty (30) days following the Change in Control. For purposes of this Plan, a "Change in Control" of the Company shall mean a "Change in Control Event" as defined in Internal Revenue Service Notice 2005-1 or any successor guidance issued by the Internal Revenue Service.

        5. Interest on Account Balance. Deferred fees will be credited with
           ---------------------------
interest, compounded annually, at a per annum rate equal to 1% above the New York Federal Reserve Bank discount rate in effect on December 31 of each calendar year.

        6. Funding the Deferral Account. Deferred fee accounts will not be
           ----------------------------
funded. The accounts will be maintained by A&B only as book accounts, and no trust account, fiduciary relationship, or other security arrangement will be established, other than, at the option of the Company, an escrow account the amounts in which remain subject to the claims of the Company's general creditors in the event of insolvency or bankruptcy. Outside Directors must rely solely on the general credit of A&B for payment of deferred fees. However, if A&B shall adopt a funding arrangement for deferred compensation and/or unfunded retirement benefits, the Company may include this Plan in such arrangement.

        7. Designation of Beneficiaries. Each participating Outside Director may
           ----------------------------
file with A&B a written designation of one or more primary beneficiaries and one or more contingent beneficiaries to whom payments otherwise due the Outside Director at the date of his/her death shall be made after the death of the Outside Director. Such payments will be made in such amounts and at such times as would have been made to the Outside Director had he/she lived. Such payments will be divided among the primary beneficiaries who survive the Outside Director in such proportion as directed in the written designation. If no primary beneficiary survives the Outside Director, such payment will be divided among the contingent beneficiaries who survive the Outside Director in such proportion as directed in the written designation. If no primary or contingent beneficiary survives the Outside Director or is designated by the Outside Director, such payments will be made to the estate of the Outside Director. At the discretion of the Compensation Committee, payments to the estate of the Outside Director may be made in a lump-sum equal to the full amount of the Outside Director's deferred fee account. The form of beneficiary designation is shown as Attachment 2.

        8. Inalienability. No Outside Director or beneficiary, or any other
           --------------
person having or claiming to have any interest of any kind or character in or under this Plan or in any of the deferred fees or any part thereof or payment therefrom shall have the right to sell, assign, transfer, convey, hypothecate, anticipate, pledge or otherwise dispose of such interest; and to the extent permitted by law, such interest shall not be subject to any liabilities or obligations of the Outside Director or to any bankruptcy proceedings, creditor claims, attachment, garnishments, execution, levy or other legal process against such Outside Director or his/her property.

        IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this plan to be executed and its seal to be affixed hereunder by its officers thereunto duly authorized, effective as of January 1, 2005.

                            ALEXANDER & BALDWIN, INC.

                            By /s/ Nelson N. S. Chun
                               ------------------------------
                               Its Senior Vice President

                            By /s/ Alyson J. Nakamura
                               ------------------------------
                               Its Secretary

                                  Attachment 1
                                  ------------

              A&B DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS
                               DEFERRAL ELECTION
                               -----------------
                                    (Hawaii)

As a participant in the A&B Deferred Compensation Plan For Outside Directors, I make the following elections with respect to deferral of director's fees. I understand that my elections will apply to all future director's fees I may earn and that my elections will remain in effect until changed or revoked in writing.

1.      No Deferral
        -----------
        [ ] I elect not to defer any of my director's fees.

2. Deferral (for those who did not mark "No Deferral") I elect to defer payment of all or a portion of my director's fees as indicated below:

                                                      Board and Committee
                      Annual Retainer Fee           Meeting Attendance Fees
                      -------------------           -----------------------
            50%              [ ]                             [ ]
           l00%              [ ]                             [ ]

3.      Schedule of Payments (for those who elected "Deferral" above)
        --------------------
        Please pay me the amount I have elected to defer as follows: In ____ annual installment(s) beginning in the ____ year following my retirement or other termination.

        I understand that all deferred payments are expected to be made on or about January 15 of the year in which they are scheduled to be made.

        I acknowledge that all deferred amounts will be subject to the terms of the A&B Deferred Compensation Plan For Outside Directors, a copy of which I have received.

                             --------------------------------------
                                        Outside Director
State of Hawaii              )
                             ) SS:
City and County of Honolulu  )

        On this _____ day of ________________, 20____, before me appeared
______________________________________, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he/she executed the foregoing instrument and acknowledged that he/she executed the same as his/her free act and deed.

                             ----------------------------------------
                             Notary Public, State of Hawaii
                             My Commission Expires: ____________________

Accepted and approved this
_____ day of _____________, 20____
ALEXANDER & BALDWIN, INC.

By _______________________________
                                   Attachment 1 (cont'd.)

               A&B DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS
                               DEFERRAL ELECTION
                               -----------------
                                 (California)

As a participant in the A&B Deferred Compensation Plan For Outside Directors, I make the following elections with respect to deferral of director's fees. I understand that my elections will apply to all future director's fees I may earn and that my elections will remain in effect until changed or revoked in writing.

1.      No Deferral
        -----------
        [ ] I elect not to defer any of my director's fees.

2. Deferral (for those who did not mark "No Deferral") I elect to defer payment of all or a portion of my director's fees as indicated below:

                                                      Board and Committee
                      Annual Retainer Fee           Meeting Attendance Fees
                      -------------------           -----------------------
            50%              [ ]                             [ ]
           l00%              [ ]                             [ ]

3.      Schedule of Payments (for those who elected "Deferral" above)
        --------------------
        Please pay me the amount I have elected to defer as follows: In ____ annual installment(s) beginning in the ____ year following my retirement or other termination.

        I understand that all deferred payments are expected to be made on or about January 15 of the year in which they are scheduled to be made.

        I acknowledge that all deferred amounts will be subject to the terms of the A&B Deferred Compensation Plan For Outside Directors, a copy of which I have received.

                             --------------------------------------
                                        Outside Director
State of California           )
                              ) SS:
County of _________________   )

        On this _____ day of ________________, 20____, before me, a Notary
Public in and for the State of California, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that such person executed it.
        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County of _________________ the day and year in this certificate first above written.

                             ----------------------------------------
                             Notary Public

Accepted and approved this
_____ day of _____________, 20____
ALEXANDER & BALDWIN, INC.
By _______________________________

                                  Attachment 2
                                  ------------

              A&B DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

                             BENEFICIARY DESIGNATION
                             -----------------------

(please type or print)

________________________________________            _________________________
Outside Director                                    Social Security No.
Last Name, First Name, Middle Initial

Check appropriate box:

        [ ] Initial Designation          [ ] Beneficiary Change

I hereby designate the following beneficiaries to receive after my death all payments otherwise due me under the A&B Deferred Compensation Plan For Outside Directors after the date of my death, in such amounts and at such times as such payments would have been made to me had I lived (one or more beneficiaries may be designated):

Primary Beneficiary
-------------------

Name ______________________________         Relationship _________________
Address ___________________________
        ___________________________

Contingent Beneficiary
----------------------

Name ______________________________         Relationship _________________
Address ___________________________
        ___________________________

Payment under the Plan shall be made to my Primary Beneficiary unless my Primary Beneficiary does not survive me for thirty (30) days, in which event payment shall be made to my Contingent Beneficiary, provided that he or she survives me for thirty (30) days. This designation shall supersede all previous designations made by me under the Plan. I reserve the right to change this designation at any time.

___________________________________          ________________________________
Date                                         Signature of Outside Director

Forward this form to the A&B Human Relations Department, 822 Bishop Street, Honolulu, Hawaii 96813.


Acknowledged by ______________________________       Date ___________________
                A&B Human Relations Dept.